[GRAPHIC OF WORD "SPECIMEN"]


                                    EQUITABLE ACCUMULATOR ADVISOR (ROLLOVER) IRA

                                      DATA


PART A -- THIS PART LISTS YOUR PERSONAL DATA.

OWNER:       John Doe

ANNUITANT:   John Doe                                 Age: 44          Sex: Male

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC 6727

CERTIFICATE NUMBER:               00000

         ENDORSEMENTS ATTACHED:   Endorsement Applicable to IRA Certificates
                                  Endorsement Applicable to Market Value
                                    Adjustment Terms
                                  Rider to Endorsement Applicable to Market
                                    Value Adjustment Terms

         ISSUE DATE:                January 8, 2001

         CONTRACT DATE:             January 8, 2001

ANNUITY COMMENCEMENT DATE:          March 20, 2047

         THE MAXIMUM MATURITY AGE IS AGE 90 -- SEE SECTION 7.03.
         The Annuity Commencement Date may not be later than the Processing Date which follows your 90th birthday.

         However, if you choose a date later than age 70 1/2, distribution of at least the minimum payments required must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 (see item 2 of the Endorsement Applicable to IRA Certificates).

GUARANTEED BENEFITS: Guaranteed Minimum Death Benefit (Annual Ratchet to Age 80)

BENEFICIARY:  Jane Doe




No. 94ICB (Rev 12/00)                           Data page 1                (NAV)

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DATA PAGES (CONT'D)

PART B -- THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE.
------

INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02):  $25,000.00


INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR ALLOCATION IS ALSO SHOWN.

INVESTMENT OPTIONS                                 ALLOCATION (SEE SECTION 3.01)
------------------                                 -----------------------------
o  Alliance Common Stock Fund                              $25,000.00
o  Alliance Conservative Investors Fund
o  Alliance Global Fund
o  Alliance Growth and Income Fund
o  Alliance Growth Investors Fund
o  Alliance High Yield Fund
o  Alliance Intermediate Government Securities Fund
o  Alliance International Fund
o  Alliance Money Market Fund
o  Alliance Small Cap Growth Fund
o  Capital Guardian Research Fund
o  Capital Guardian U.S. Equity Fund
o  EQ Equity 500 Index Fund
o  EQ International Equity Index Fund
o  EQ Small Company Index Fund
o  EQ/Aggressive Stock Fund
o  EQ/Alliance Premier Growth Fund
o  EQ/Alliance Technology Fund
o  EQ/AXP New Dimensions Fund
o  EQ/AXP Strategy Aggressive Fund
o  EQ/Evergreen Foundation Fund
o  EQ/Evergreen Fund
o  EQ/Janus Large Cap Growth Fund
o  EQ/Putnam Balanced Fund
o  EQ/Putnam Growth & Income Value Fund
o  FI Mid Cap Fund
o  FI Small/Mid Cap Value Fund
o  Mercury Basic Value Equity Fund
o  Mercury World Strategy Fund
o  MFS Emerging Growth Companies Fund
o  MFS Growth with Income Fund
o  MFS Research Fund
o  Morgan Stanley Emerging Markets Equity Fund
o  T. Rowe Price Equity Income Fund
o  T. Rowe Price International Stock Fund




No. 94ICB                                       Data page 2                (NAV)
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DATA PAGES (CONT'D)


                                                   ALLOCATION (SEE SECTION 3.01)
                                                   -----------------------------

o  GUARANTEE PERIODS (CLASS I)
   EXPIRATION DATE AND GUARANTEED RATE
   February 15, 2002
   February 15, 2003
   February 15, 2004
   February 15, 2005
   February 15, 2006
   February 15, 2007
   February 15, 2008
   February 15, 2009
   February 15, 2010
   February 15, 2011

                                                   -----------------------------
                                                   TOTAL:             $25,000.00


Investment Options shown are Investment Funds of our Separate Account No. 45 and Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01): Not available under this Certificate.

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean generally any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): (See Data pages, Part C; Allocation Restrictions)




No. 94ICB                                       Data page 3                (NAV)
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DATA PAGES (CONT'D)


ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Your initial and any subsequent Contributions are allocated according to your instructions.

CONTRIBUTION LIMITS (SEE SECTION 3.02): We will only accept initial Contributions of at least $10,000. Subsequent Contributions may be made in an amount of at least $1,000. Contributions may be "regular" IRA Contributions (limited to a maximum of $2,000 a year), rollover Contributions or direct transfers. Rollover Contributions and direct transfers are not subject to the $2,000 annual limit. "Regular" IRA Contributions may not be made for the taxable year in which you attain age 70 1/2 and thereafter. Rollover and direct transfer Contributions may be made at any time until you attain age 84. However, any amount contributed after you attain age 70 1/2 must be net of your minimum distribution for the year in which the rollover or direct transfer Contribution is made (see item 2 Annuity Commencement Date in Endorsement Applicable to IRA Certificates). We may refuse to accept any Contribution if the sum of all Contributions under all accumulation Certificates with the same Annuitant would then total more than $1,500,000. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable Life annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

TRANSFER RULES (SEE SECTION 4.02): Transfers among the Investment Options may be made at any time during the Contract Year.

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals - You must provide withdrawal instructions indicating from which Investment Options the Lump Sum Withdrawal will be taken; Minimum Distribution Withdrawals - Unless you specify otherwise, Minimum Distribution Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount of the withdrawal required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Minimum Distribution Withdrawals - May be elected in the year in which you attain age 70 1/2 or at a later date. Minimum Distribution Withdrawals will be made annually.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $300; Minimum Distribution Withdrawals minimum - $250.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.




No. 94ICB                                       Data page 4                (NAV)

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DATA PAGES (CONT'D)


DEATH BENEFIT AMOUNT (SEE SECTION 6.01):

The death benefit is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit defined below.

Guaranteed Minimum Death Benefit

Annual Ratchet to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, on each Contract Date anniversary through your age 80, if the Annuity Account Value is greater than the current Guaranteed Minimum Death Benefit, the Guaranteed Minimum Death Benefit is reset to equal the Annuity Account Value. The Guaranteed Minimum Death Benefit is also adjusted for any subsequent Contributions and withdrawals.

Each withdrawal will cause a reduction in your current Guaranteed Minimum Death Benefit on a pro rata basis.

If the Successor Owner/Annuitant election is made upon the Annuitant's death, the Annuity Account Value will be increased to the then current Guaranteed Minimum Death Benefit if such amount is greater (including any optional Death Benefit Rider amounts, if applicable). The increase, if any, will be allocated in accordance with the current instructions on file. In determining whether the Guaranteed Minimum Death Benefit is still in effect, we will use the age of the Successor Owner/Annuitant as of the date we receive due proof of death of the original Annuitant.

NORMAL FORM OF ANNUITY (SEE SECTION 7.04): The Normal Form of Annuity is Life Annuity 10 Year Period Certain for annuitization ages up to age 79. For annuitization ages 80 and older, the following applies:

          Annuitization Age               Length of Period Certain
          -----------------               ------------------------
            80 through 81                              9
            82 through 83                              8
            84 through 86                              7
            87 through 89                              6
            90                                         5

The maximum annuitization age varies by issue age and is shown on Data page 1.

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be (1) the Annuity Account Value for any life annuity form or (2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years the amount applied will be no less than 95% of the Annuity Account Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): 6% per year




No. 94ICB (Rev 12/00)                            Data page 5               (NAV)

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DATA PAGES (CONT'D)


MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.

WITHDRAWAL CHARGES (SEE SECTION 8.01):  None

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

Charges for State Premium and Other Applicable Taxes: A charge for applicable taxes, such as state or local premium taxes generally will be deducted from the amount applied to provide an Annuity Benefit under Section 7.02. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

The above charge will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. If there is insufficient value in the Investment Funds, all or a portion of the charge will be deducted from the Annuity Account Value with respect to the Guarantee Periods in order of the earliest Expiration Date(s) first.

NUMBER OF FREE TRANSFERS (SEE SECTION 8.03):  Unlimited

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):

Mortality and Expense Risks Charge:
              Current and Maximum              Annual rate of 0.50% (equivalent
                                               to a daily rate of 0.0013698%).




No. 94ICB                                       Data page 6                (NAV)

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DATA PAGES (CONT'D)


PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE TO
------
MARKET VALUE ADJUSTMENT TERMS (MVA ENDORSEMENT).


ALLOCATION RESTRICTIONS (SEE SECTION 3.01): If you are age 76 or older, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the February 15th immediately following the Annuity Commencement Date.

TRANSFERS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): If no election is made with respect to amounts in the Guaranteed Period Account as of the Expiration Date, such amounts will be transferred into the Guarantee Period with the earliest Expiration Date.

MARKET VALUE ADJUSTMENT (MVA) ON TRANSFERS AND WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT): The MVA (positive or negative) resulting from a withdrawal or transfer of a portion of the amount in a Guarantee Period will be a percentage of the MVA that would be applicable upon a withdrawal of all of the Annuity Account Value from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by
(ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer.

TRANSFER RULES (SEE SECTION 4.02): Transfers may not be made to a Guarantee Period maturing in the current calendar year. Guarantee Periods to which transfers may be made are limited based on your attained age (see Allocation Restrictions above).

MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%.

The current rate percentage we use in item (c) of the formula is 0.00%. For purposes of calculating the MVA only, we reserve the right to add up to 0.25% to such current rate percentage.

SEPARATE ACCOUNT (SEE ITEM 5 OF MVA ENDORSEMENT): The portion of the assets of Separate Account No. 46 equal to the reserves and other contract liabilities will not be chargeable with liabilities which arise out of any other business we conduct.




No. 94ICB                                       Data page 7                (NAV)
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                             EQUITABLE ACCUMULATOR ADVISOR (ROTH CONVERSION) IRA

                                      DATA


PART A -- THIS PART LISTS YOUR PERSONAL DATA.


OWNER:       John Doe

ANNUITANT:   John Doe                                 Age: 44          Sex: Male

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC 6727

CERTIFICATE NUMBER:            00000

      ENDORSEMENTS ATTACHED:   Endorsement Applicable to Roth IRA Certificates
                               Endorsement Applicable to Market Value Adjustment
                                 Terms
                               Rider to Endorsement Applicable to Market Value
                                 Adjustment Terms

      ISSUE DATE:                January 8, 2001

      CONTRACT DATE:             January 8, 2001

ANNUITY COMMENCEMENT DATE:       March 20, 2047

          THE MAXIMUM MATURITY AGE IS AGE 90 -- SEE SECTION 7.03.
          The Annuity Commencement Date may not be later than the Processing Date which follows your 90th birthday.

GUARANTEED BENEFITS: Guaranteed Minimum Death Benefit (Annual Ratchet to Age 80)

BENEFICIARY:  Jane Doe




No. 94ICB (Rev 12/00)                           Data page 1                (NAV)

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DATA PAGES (CONT'D)


PART B -- THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE.
------

INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02):  $25,000.00


INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR ALLOCATION IS ALSO SHOWN.

INVESTMENT OPTIONS                                 ALLOCATION (SEE SECTION 3.01)
------------------                                 -----------------------------
o  Alliance Common Stock Fund                              $25,000.00
o  Alliance Conservative Investors Fund
o  Alliance Global Fund
o  Alliance Growth and Income Fund
o  Alliance Growth Investors Fund
o  Alliance High Yield Fund
o  Alliance Intermediate Government Securities Fund
o  Alliance International Fund
o  Alliance Money Market Fund
o  Alliance Small Cap Growth Fund
o  Capital Guardian Research Fund
o  Capital Guardian U.S. Equity Fund
o  EQ Equity 500 Index Fund
o  EQ International Equity Index Fund
o  EQ Small Company Index Fund
o  EQ/Aggressive Stock Fund
o  EQ/Alliance Premier Growth Fund
o  EQ/Alliance Technology Fund
o  EQ/AXP New Dimensions Fund
o  EQ/AXP Strategy Aggressive Fund
o  EQ/Evergreen Foundation Fund
o  EQ/Evergreen Fund
o  EQ/Janus Large Cap Growth Fund
o  EQ/Putnam Balanced Fund
o  EQ/Putnam Growth & Income Value Fund
o  FI Mid Cap Fund
o  FI Small/Mid Cap Value Fund
o  Mercury Basic Value Equity Fund
o  Mercury World Strategy Fund
o  MFS Emerging Growth Companies Fund
o  MFS Growth with Income Fund
o  MFS Research Fund
o  Morgan Stanley Emerging Markets Equity Fund
o  T. Rowe Price Equity Income Fund
o  T. Rowe Price International Stock Fund




No. 94ICB                                       Data page 2               (5/99)
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DATA PAGES (CONT'D)


                                                   ALLOCATION (SEE SECTION 3.01)
                                                   -----------------------------


o  GUARANTEE PERIODS (CLASS I)
   EXPIRATION DATE AND GUARANTEED RATE
   February 15, 2002
   February 15, 2003
   February 15, 2004
   February 15, 2005
   February 15, 2006
   February 15, 2007
   February 15, 2008
   February 15, 2009
   February 15, 2010
   February 15, 2011

                                                   -----------------------------
                                                   TOTAL:            $25,000.00


Investment Options shown are Investment Funds of our Separate Account No. 45 and Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01): Not available under this Certificate.

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean generally any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): (See Data pages, Part C; Allocation Restrictions)




No. 94ICB                                       Data page 3                (NAV)

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DATA PAGES (CONT'D)


ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Your initial and any subsequent Contributions are allocated according to your instructions.

CONTRIBUTION LIMITS (SEE SECTION 3.02): We will only accept initial Contributions of at least $10,000. Subsequent Contributions may be made in an amount of at least $1,000. We will not accept "regular" IRA Contributions to Roth IRAs. Rollover and direct custodian-to-custodian transfers can be made any time until you attain age 84. We may refuse to accept any Contribution if the sum of all Contributions under all accumulation Certificates with the same Annuitant would then total more than $1,500,000. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable Life annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

TRANSFER RULES (SEE SECTION 4.02): Transfers among the Investment Options may be made at any time during the Contract Year.

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals - You must provide withdrawal instructions indicating from which Investment Options the Lump Sum Withdrawal will be taken.

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01):  None.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum -
$300.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01):

The death benefit is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit defined below.

Guaranteed Minimum Death Benefit

Annual Ratchet to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, on each Contract Date anniversary through your age 80, if the Annuity Account Value is greater than the current Guaranteed Minimum Death Benefit, the Guaranteed Minimum Death Benefit is reset to equal the Annuity Account Value. The Guaranteed Minimum Death Benefit is also adjusted for any subsequent Contributions and withdrawals.




No. 94ICB (Rev 12/00)                           Data page 4                (NAV)

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DATA PAGES (CONT'D)


Each withdrawal will cause a reduction in your current Guaranteed Minimum Death Benefit on a pro rata basis.

If the Successor Owner/Annuitant election is made upon the Annuitant's death, the Annuity Account Value will be increased to the then current Guaranteed Minimum Death Benefit if such amount is greater (including any optional Death Benefit Rider amounts, if applicable). The increase, if any, will be allocated in accordance with the current instructions on file. In determining whether the Guaranteed Minimum Death Benefit is still in effect, we will use the age of the Successor Owner/Annuitant as of the date we receive due proof of death of the original Annuitant.

NORMAL FORM OF ANNUITY (SEE SECTION 7.04): The Normal Form of Annuity is Life Annuity 10 Year Period Certain for annuitization ages up to age 79. For annuitization ages 80 and older, the following applies:

         Annuitization Age                Length of Period Certain
         -----------------                ------------------------
           80 through 81                               9
           82 through 83                               8
           84 through 86                               7
           87 through 89                               6
           90                                          5

The maximum annuitization age varies by issue age and is shown on Data page 1.

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be (1) the Annuity Account Value for any life annuity form or (2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years the amount applied will be no less than 95% of the Annuity Account Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): 6% per year

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.

WITHDRAWAL CHARGES (SEE SECTION 8.01):  None

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

Charges for State Premium and Other Applicable Taxes: A charge for applicable taxes, such as state or local premium taxes generally will be deducted from the amount applied to provide an Annuity Benefit under Section 7.02. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.




No. 94ICB                                       Data page 5                (NAV)

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DATA PAGES (CONT'D)


No. 94ICB Data page 6 (NAV) The above charge will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. If there is insufficient value in the Investment Funds, all or a portion of the charge will be deducted from the Annuity Account Value with respect to the Guarantee Periods in order of the earliest Expiration Date(s) first.

NUMBER OF FREE TRANSFERS (SEE SECTION 8.03):  Unlimited

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):

Mortality and Expense Risks Charge:
                 Current and Maximum            Annual rate of 0.50% (equivalent
                                                to a daily rate of 0.0013698%).




No. 94ICB                                       Data page 6                (NAV)

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DATA PAGES (CONT'D)


PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE TO MARKET VALUE ADJUSTMENT TERMS (MVA ENDORSEMENT).


ALLOCATION RESTRICTIONS (SEE SECTION 3.01): If you are age 76 or older, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the February 15th immediately following the Annuity Commencement Date.

TRANSFERS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): If no election is made with respect to amounts in the Guaranteed Period Account as of the Expiration Date, such amounts will be transferred into the Guarantee Period with the earliest Expiration Date.

MARKET VALUE ADJUSTMENT (MVA) ON TRANSFERS AND WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT): The MVA (positive or negative) resulting from a withdrawal or transfer of a portion of the amount in a Guarantee Period will be a percentage of the MVA that would be applicable upon a withdrawal of all of the Annuity Account Value from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by
(ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer.

TRANSFER RULES (SEE SECTION 4.02): Transfers may not be made to a Guarantee Period maturing in the current calendar year. Guarantee Periods to which transfers may be made are limited based on your attained age (see Allocation Restrictions above).

MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%.

The current rate percentage we use in item (c) of the formula is 0.00%. For purposes of calculating the MVA only, we reserve the right to add up to 0.25% to such current rate percentage.

SEPARATE ACCOUNT (SEE ITEM 5 OF MVA ENDORSEMENT): The portion of the assets of Separate Account No. 46 equal to the reserves and other contract liabilities will not be chargeable with liabilities which arise out of any other business we conduct.




No. 94ICB                                       Data page 7                (NAV)

[GRAPHIC OF WORD "SPECIMEN"]


                                              EQUITABLE ACCUMULATOR ADVISOR (NQ)

                                      DATA


PART A -- THIS PART LISTS YOUR PERSONAL DATA.


OWNER:      John Doe

ANNUITANT:  John Doe                                  Age: 61          Sex: Male

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC 6725

CERTIFICATE NUMBER:      00000

         ENDORSEMENTS ATTACHED:  Endorsement Applicable to Non-Qualified
                                   Certificates
                                 Endorsement Applicable to Market Value
                                   Adjustment Terms
                                 Rider to Endorsement Applicable to Market Value
                                   Adjustment Terms

         ISSUE DATE:               January 8, 2001

         CONTRACT DATE:            January 8, 2001

ANNUITY COMMENCEMENT DATE:         March 20, 2025

          THE MAXIMUM MATURITY AGE IS AGE 90 -- SEE SECTION 7.03.
          The Annuity Commencement Date may not be later than the Processing Date which follows the Annuitant's 90th birthday.

GUARANTEED BENEFITS:  Guaranteed Minimum Death Benefit (Annual Ratchet to
                      Age 80)

BENEFICIARY:  Jane Doe




No. 94ICB (Rev 12/00)                           Data page 1                (NAV)

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DATA PAGES (CONT'D)


PART B -- THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE.


INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02):             $25,000.00

INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR ALLOCATION IS ALSO SHOWN.

INVESTMENT OPTIONS                                 ALLOCATION (SEE SECTION 3.01)
------------------                                 -----------------------------
o  Alliance Common Stock Fund                                $25,000.00
o  Alliance Conservative Investors Fund
o  Alliance Global Fund
o  Alliance Growth and Income Fund
o  Alliance Growth Investors Fund
o  Alliance High Yield Fund
o  Alliance Intermediate Government Securities Fund
o  Alliance International Fund
o  Alliance Money Market Fund
o  Alliance Small Cap Growth Fund
o  Capital Guardian Research Fund
o  Capital Guardian U.S. Equity Fund
o  EQ Equity 500 Index Fund
o  EQ International Equity Index Fund
o  EQ Small Company Index Fund
o  EQ/Aggressive Stock Fund
o  EQ/Alliance Premier Growth Fund
o  EQ/Alliance Technology Fund
o  EQ/AXP New Dimensions Fund
o  EQ/AXP Strategy Aggressive Fund
o  EQ/Evergreen Foundation Fund
o  EQ/Evergreen Fund
o  EQ/Janus Large Cap Growth Fund
o  EQ/Putnam Balanced Fund
o  EQ/Putnam Growth & Income Value Fund
o  FI Mid Cap Fund
o  FI Small/Mid Cap Value Fund
o  Mercury Basic Value Equity Fund
o  Mercury World Strategy Fund
o  MFS Emerging Growth Companies Fund
o  MFS Growth with Income Fund
o  MFS Research Fund
o  Morgan Stanley Emerging Markets Equity Fund
o  T. Rowe Price Equity Income Fund
o  T. Rowe Price International Stock Fund




No. 94ICB                                       Data page 2                (NAV)

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DATA PAGES (CONT'D)


                                                   ALLOCATION (SEE SECTION 3.01)
                                                   -----------------------------

o        GUARANTEE PERIODS (CLASS I)
         EXPIRATION DATE AND GUARANTEED RATE
         February 15, 2002
         February 15, 2003
         February 15, 2004
         February 15, 2005
         February 15, 2006
         February 15, 2007
         February 15, 2008
         February 15, 2009
         February 15, 2010
         February 15, 2011

                                                   -----------------------------
                                                   TOTAL:          $25,000.00

Investment Options shown are Investment Funds of our Separate Account No. 45 and Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01): Not available under this Certificate.

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean generally any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): (See Data pages, Part C; Allocation Restrictions)




No. 94ICB                                       Data page 3                (NAV)

[GRAPHIC OF WORD "SPECIMEN"]

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Your initial and any subsequent Contributions are allocated according to your instructions.

CONTRIBUTION LIMITS (SEE SECTION 3.02): We will only accept initial Contributions of at least $10,000. Subsequent Contributions can be made in an amount of at least $1,000. Subsequent Contributions can be made at any time up until the Annuitant attains age 84. We may refuse to accept any Contribution if the sum of all Contributions under all accumulation Certificates with the same Annuitant would then total more than $1,500,000. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable Life annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

TRANSFER RULES (SEE SECTION 4.02): Transfers among the Investment Options may be made at any time during the Contract Year.

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals - You must provide withdrawal instructions indicating from which Investment Options the Lump Sum Withdrawal will be taken; Systematic Withdrawals - Unless you specify otherwise, Systematic Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Systematic Withdrawals - May not start sooner than 28 days after issue of this Certificate. You may elect to receive Systematic Withdrawals on a monthly, quarterly or annual basis subject to a maximum of 1.2% monthly, 3.6% quarterly and 15.0% annually of the Annuity Account Value as of the Transaction Date.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $300; Systematic Withdrawals minimum - $250.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01): The death benefit is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit defined below.


No. 94ICB                                       Data page 4                (NAV)

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DATA PAGES (CONT'D)


Guaranteed Minimum Death Benefit Annual
Ratchet to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, on each Contract Date anniversary through the Annuitant's age 80, if the Annuity Account Value is greater than the current Guaranteed Minimum Death Benefit, the Guaranteed Minimum Death Benefit is reset to equal the Annuity Account Value. The Guaranteed Minimum Death Benefit is also adjusted for any subsequent Contributions and withdrawals.

Each withdrawal will cause a reduction in your current Guaranteed Minimum Death Benefit on a pro rata basis.

Upon the death of the Owner who is also the Annuitant, any death benefit applied as an annuity benefit will be paid out over the life of the Beneficiary or for a period not extending beyond the Beneficiary's life expectancy and payments must begin within one year after such Owner's death.

If the Successor Owner/Annuitant election is made upon the Annuitant's death, the Annuity Account Value will be increased to the then current Guaranteed Minimum Death Benefit if such amount is greater (including any optional Death Benefit Rider amounts, if applicable). The increase, if any, will be allocated in accordance with the current instructions on file. In determining whether the Guaranteed Minimum Death Benefit is still in effect, we will use the age of the Successor Owner/Annuitant as of the date we receive due proof of death of the original Annuitant.

NORMAL FORM OF ANNUITY (SEE SECTION 7.04): The Normal Form of Annuity is Life Annuity 10 Year Period Certain for annuitization ages up to age 79. For annuitization ages 80 and older, the following applies:

         Annuitization Age              Length of Period Certain
         -----------------              ------------------------
           80 through 81                             9
           82 through 83                             8
           84 through 86                             7
           87 through 89                             6
           90                                        5

The maximum annuitization age varies by issue age and is shown on Data page 1.

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be (1) the Annuity Account Value for any life annuity form or (2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years the amount applied will be no less than 95% of the Annuity Account Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): 6% per year


No. 94ICB                                       Data page 5                (NAV)

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DATA PAGES (CONT'D)


MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.

WITHDRAWAL CHARGES (SEE SECTION 8.01):  None

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

Charges for State Premium and Other Applicable Taxes: A charge for applicable taxes, such as state or local premium taxes generally will be deducted from the amount applied to provide an Annuity Benefit under Section 7.02. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

The above charge will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. If there is insufficient value in the Investment Funds, all or a portion of the charge will be deducted from the Annuity Account Value with respect to the Guarantee Periods in order of the earliest Expiration Date(s) first.

NUMBER OF FREE TRANSFERS (SEE SECTION 8.03):  Unlimited

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):

Mortality and Expense Risks Charge:
                 Current and Maximum           Annual rate of 0.50% (equivalent
                                                 to a daily rate of 0.0013698%).




No. 94ICB                                       Data page 6                (NAV)

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DATA PAGES (CONT'D)


PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE TO
          MARKET VALUE ADJUSTMENT TERMS (MVA ENDORSEMENT).


ALLOCATION RESTRICTIONS (SEE SECTION 3.01): If the Annuitant is age 76 or older, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the February 15th immediately following the Annuity Commencement Date.

TRANSFERS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): If no election is made with respect to amounts in the Guaranteed Period Account as of the Expiration Date, such amounts will be transferred into the Guarantee Period with the earliest Expiration Date.

MARKET VALUE ADJUSTMENT (MVA) ON TRANSFERS AND WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT): The MVA (positive or negative) resulting from a withdrawal or transfer of a portion of the amount in a Guarantee Period will be a percentage of the MVA that would be applicable upon a withdrawal of all of the Annuity Account Value from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by
(ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer.

TRANSFER RULES (SEE SECTION 4.02): Transfers may not be made to a Guarantee Period maturing in the current calendar year. Guarantee Periods to which transfers may be made are limited based on the attained age of the Annuitant (see Allocation Restrictions above).

MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%.

The current rate percentage we use in item (c) of the formula is 0.00%. For purposes of calculating the MVA only, we reserve the right to add up to 0.25% to such current rate percentage.

SEPARATE ACCOUNT (SEE ITEM 5 OF MVA ENDORSEMENT): The portion of the assets of Separate Account No. 46 equal to the reserves and other contract liabilities will not be chargeable with liabilities which arise out of any other business we conduct.




No. 94ICB                                       Data page 7                (NAV)

[GRAPHIC OF WORD "SPECIMEN"]


                       EQUITABLE ACCUMULATOR ADVISOR (QP - DEFINED CONTRIBUTION)

                                      DATA


PART A -- THIS PART LISTS YOUR PERSONAL DATA.


OWNER:      Richard Roe As Trustee for the XYZ Qualified Plan

ANNUITANT:  John Doe                                  Age: 61          Sex: Male

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC 6725

CERTIFICATE NUMBER:                 00000

         ENDORSEMENTS ATTACHED:  Endorsement Applicable to Qualified Plan
                                   Certificates
                                 Endorsement Applicable to Market Value
                                   Adjustment Terms
                                 Rider to Endorsement Applicable to Market Value
                                   Adjustment Terms

         ISSUE DATE:               January 8, 2001

         CONTRACT DATE:            January 8, 2001

ANNUITY COMMENCEMENT DATE:         March 20, 2025


         THE MAXIMUM MATURITY AGE IS AGE 90 -- SEE SECTION 7.03.
         The Annuity Commencement Date may not be later than the Processing Date which follows the Annuitant's 90th birthday.

         However, any distribution option under this Certificate must meet any minimum distribution requirements under Section 401(a)(9) of the Code which apply after the "Required Beginning Date" which is April 1st following the calendar year which is generally the later of the year in which the Annuitant (i) attains age 70 1/2 or (ii) retires from service of the employer sponsoring the Plan.

GUARANTEED BENEFITS:  Guaranteed Minimum Death Benefit (Annual Ratchet to
                      Age 80)

BENEFICIARY:  Richard Roe As Trustee for the XYZ Qualified Plan




No. 94ICB (Rev 12/00)                           Data page 1                (NAV)

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DATA PAGES (CONT'D)


PART B -- THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE.

INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02):    $25,000.00

INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR ALLOCATION IS ALSO SHOWN.

INVESTMENT OPTIONS                                 ALLOCATION (SEE SECTION 3.01)
------------------                                 -----------------------------
o  Alliance Common Stock Fund                                $25,000.00
o  Alliance Conservative Investors Fund
o  Alliance Global Fund
o  Alliance Growth and Income Fund
o  Alliance Growth Investors Fund
o  Alliance High Yield Fund
o  Alliance Intermediate Government Securities Fund
o  Alliance International Fund
o  Alliance Money Market Fund
o  Alliance Small Cap Growth Fund
o  Capital Guardian Research Fund
o  Capital Guardian U.S. Equity Fund
o  EQ Equity 500 Index Fund
o  EQ International Equity Index Fund
o  EQ Small Company Index Fund
o  EQ/Aggressive Stock Fund
o  EQ/Alliance Premier Growth Fund
o  EQ/Alliance Technology Fund
o  EQ/AXP New Dimensions Fund
o  EQ/AXP Strategy Aggressive Fund
o  EQ/Evergreen Foundation Fund
o  EQ/Evergreen Fund
o  EQ/Janus Large Cap Growth Fund
o  EQ/Putnam Balanced Fund
o  EQ/Putnam Growth & Income Value Fund
o  FI Mid Cap Fund
o  FI Small/Mid Cap Value Fund
o  Mercury Basic Value Equity Fund
o  Mercury World Strategy Fund
o  MFS Emerging Growth Companies Fund
o  MFS Growth with Income Fund
o  MFS Research Fund
o  Morgan Stanley Emerging Markets Equity Fund
o  T. Rowe Price Equity Income Fund
o  T. Rowe Price International Stock Fund




No. 94ICB                                       Data page 2                (NAV)

[GRAPHIC OF WORD "SPECIMEN"]

                                                   ALLOCATION (SEE SECTION 3.01)
                                                   -----------------------------

o  GUARANTEE PERIODS (CLASS I)
     EXPIRATION DATE AND GUARANTEED RATE
     February 15, 2002
     February 15, 2003
     February 15, 2004
     February 15, 2005
     February 15, 2006
     February 15, 2007
     February 15, 2008
     February 15, 2009
     February 15, 2010
     February 15, 2011
                                                   -----------------------------
                                                   TOTAL:          $25,000.00


Investment Options shown are Investment Funds of our Separate Account No. 45 and Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01): Not available under this Certificate.

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean generally any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): (See Data pages, Part C; Allocation Restrictions)




No. 94ICB                                       Data page 3                (NAV)

[GRAPHIC OF WORD "SPECIMEN"]

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Your initial and any subsequent Contributions are allocated according to your instructions.

CONTRIBUTION LIMITS (SEE SECTION 3.02): Initial Contribution minimum: $10,000. Subsequent Contributions minimum: $1,000. Subsequent Contributions can be made once per Contract Year at any time up until the Annuitant attains age 76. We may refuse to accept any Contribution if the sum of all Contributions under all accumulation Certificates with the same Annuitant would then total more than $1,500,000. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable Life annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

TRANSFER RULES (SEE SECTION 4.02): Transfers among the Investment Options may be made at any time during the Contract Year.

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals - You must provide withdrawal instructions indicating from which Investment Options the Lump Sum Withdrawal will be taken; Minimum Distribution Withdrawals - Unless you specify otherwise, Minimum Distribution Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount of the withdrawal required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Minimum Distribution Withdrawals - May be elected in the year in which you attain age 70 1/2 or at a later date. Minimum Distribution Withdrawals will be made annually.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $300; Minimum Distribution Withdrawals minimum - $250.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01): The death benefit is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit defined below.

Guaranteed Minimum Death Benefit

Annual Ratchet to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, on each Contract Date anniversary through the Annuitant's age 80, if the Annuity Account Value is greater than the current Guaranteed Minimum Death Benefit, the Guaranteed Minimum Death Benefit is reset to equal the Annuity Account Value. The Guaranteed Minimum Death Benefit is also adjusted for any subsequent Contributions and withdrawals.




No. 94ICB (Rev 12/00)                           Data page 4                (NAV)

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[GRAPHIC OF WORD "SPECIMEN"]


DATA PAGES (CONT'D)


Each withdrawal will cause a reduction in your current Guaranteed Minimum Death Benefit on a pro rata basis.

NORMAL FORM OF ANNUITY (SEE SECTION 7.04): The Normal Form of Annuity is Life Annuity 10 Year Period Certain or Joint and Survivor Life Annuity 10 Year Period Certain for annuitization ages up to age 79. For annuitization ages 80 and older, the following applies:

              Annuitization Age             Length of Period Certain
              -----------------             ------------------------
                80 through 81                            9
                82 through 83                            8
                84 through 86                            7
                87 through 89                            6
                90                                       5

The maximum annuitization age varies by issue age and is shown on Data page 1.

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be (1) the Annuity Account Value for any life annuity form or (2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years the amount applied will be no less than 95% of the Annuity Account Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): 6% per year

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.

WITHDRAWAL CHARGES (SEE SECTION 8.01):  None

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

Charges for State Premium and Other Applicable Taxes: A charge for applicable taxes, such as state or local premium taxes generally will be deducted from the amount applied to provide an Annuity Benefit under Section 7.02. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

The above charge will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. If there is insufficient value in the Investment Funds, all or a portion of the charge will be deducted from the Annuity Account Value with respect to the Guarantee Periods in order of the earliest Expiration Date(s) first.

NUMBER OF FREE TRANSFERS (SEE SECTION 8.03):  Unlimited

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):

Mortality and Expense Risks Charge:
                  Current and Maximum         Annual rate of 0.50% (equivalent
                                                to a daily rate of 0.0013698%).


No. 94ICB                                       Data page 5                (NAV)

[GRAPHIC OF WORD "SPECIMEN"]

PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE TO
          MARKET VALUE ADJUSTMENT TERMS (MVA ENDORSEMENT).

ALLOCATION RESTRICTIONS (SEE SECTION 3.01): If the Annuitant is age 76 or older, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the February 15th immediately following the Annuity Commencement Date.

TRANSFERS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): If no election is made with respect to amounts in the Guaranteed Period Account as of the Expiration Date, such amounts will be transferred into the Guarantee Period with the earliest Expiration Date.

MARKET VALUE ADJUSTMENT (MVA) ON TRANSFERS AND WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT): The MVA (positive or negative) resulting from a withdrawal or transfer of a portion of the amount in a Guarantee Period will be a percentage of the MVA that would be applicable upon a withdrawal of all of the Annuity Account Value from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by
(ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer.

TRANSFER RULES (SEE SECTION 4.02): Transfers may not be made to a Guarantee Period maturing in the current calendar year. Guarantee Periods to which transfers may be made are limited based on the attained age of the Annuitant (see Allocation Restrictions above).

MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%.

The current rate percentage we use in item (c) of the formula is 0.00%. For purposes of calculating the MVA only, we reserve the right to add up to 0.25% to such current rate percentage.

SEPARATE ACCOUNT (SEE ITEM 5 OF MVA ENDORSEMENT): The portion of the assets of Separate Account No. 46 equal to the reserves and other contract liabilities will not be chargeable with liabilities which arise out of any other business we conduct.




No. 94ICB                                       Data page 6                (NAV)

[GRAPHIC OF WORD "SPECIMEN"]


                            EQUITABLE ACCUMULATOR ADVISOR (QP - DEFINED BENEFIT)

                                      DATA


PART A -- THIS PART LISTS YOUR PERSONAL DATA.


OWNER:      Richard Roe As Trustee for the XYZ Qualified Plan

ANNUITANT:  John Doe                                  Age: 61          Sex: Male

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC 6725

CERTIFICATE NUMBER:           00000

         ENDORSEMENTS ATTACHED:  Endorsement Applicable to Defined Benefit
                                   Qualified Plan Certificates
                                 Endorsement Applicable to Market Value
                                   Adjustment Terms
                                 Rider to Endorsement Applicable to Market Value
                                   Adjustment Terms

         ISSUE DATE:               January 8, 2001

         CONTRACT DATE:            January 8, 2001

ANNUITY COMMENCEMENT DATE:         March 20, 2025

         THE MAXIMUM MATURITY AGE IS AGE 90 -- SEE SECTION 7.03.
         The Annuity Commencement Date may not be later than the Processing Date which follows the Annuitant's 90th birthday.

GUARANTEED BENEFITS:  Guaranteed Minimum Death Benefit (Annual Ratchet to
                      Age 80)

BENEFICIARY:  Richard Roe As Trustee for the XYZ Qualified Plan




No. 94ICB (Rev 12/00)                           Data page 1                (NAV)

[GRAPHIC OF WORD "SPECIMEN"]

PART B -- THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE.

INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02):                $25,000.00

INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR ALLOCATION IS ALSO SHOWN.

INVESTMENT OPTIONS                                 ALLOCATION (SEE SECTION 3.01)
------------------                                 -----------------------------
o  Alliance Common Stock Fund                                $25,000.00
o  Alliance Conservative Investors Fund
o  Alliance Global Fund
o  Alliance Growth and Income Fund
o  Alliance Growth Investors Fund
o  Alliance High Yield Fund
o  Alliance Intermediate Government Securities Fund
o  Alliance International Fund
o  Alliance Money Market Fund
o  Alliance Small Cap Growth Fund
o  Capital Guardian Research Fund
o  Capital Guardian U.S. Equity Fund
o  EQ Equity 500 Index Fund
o  EQ International Equity Index Fund
o  EQ Small Company Index Fund
o  EQ/Aggressive Stock Fund
o  EQ/Alliance Premier Growth Fund
o  EQ/Alliance Technology Fund
o  EQ/AXP New Dimensions Fund
o  EQ/AXP Strategy Aggressive Fund
o  EQ/Evergreen Foundation Fund
o  EQ/Evergreen Fund
o  EQ/Janus Large Cap Growth Fund
o  EQ/Putnam Balanced Fund
o  EQ/Putnam Growth & Income Value Fund
o  FI Mid Cap Fund
o  FI Small/Mid Cap Value Fund
o  Mercury Basic Value Equity Fund
o  Mercury World Strategy Fund
o  MFS Emerging Growth Companies Fund
o  MFS Growth with Income Fund
o  MFS Research Fund
o  Morgan Stanley Emerging Markets Equity Fund
o  T. Rowe Price Equity Income Fund
o  T. Rowe Price International Stock Fund




No. 94ICB                                       Data page 2                (NAV)

[GRAPHIC OF WORD "SPECIMEN"]

                                                   ALLOCATION (SEE SECTION 3.01)
                                                   -----------------------------

o  GUARANTEE PERIODS (CLASS I)
     EXPIRATION DATE AND GUARANTEED RATE
     February 15, 2002
     February 15, 2003
     February 15, 2004
     February 15, 2005
     February 15, 2006
     February 15, 2007
     February 15, 2008
     February 15, 2009
     February 15, 2010
     February 15, 2011

                                                   -----------------------------
                                                   TOTAL:          $25,000.00

Investment Options shown are Investment Funds of our Separate Account No. 45 and Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01): Not available under this Certificate.

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean generally any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.

AVAILABILITY OF INVESTMENT OPTIONS (SEE SECTION 2.04): (See Data pages, Part C; Allocation Restrictions)




No. 94ICB                                       Data page 3                (NAV)

[GRAPHIC OF WORD "SPECIMEN"]

ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Your initial and any subsequent Contributions are allocated according to your instructions.

CONTRIBUTION LIMITS (SEE SECTION 3.02): We will only accept transfers from a defined benefit plan or a change of investment vehicles in the plan. Initial Contribution minimum: $10,000. Subsequent Contributions minimum: $1,000. Subsequent Contributions can be made once per Contract Year at any time up until the Annuitant attains age 76. We may refuse to accept any Contribution if the sum of all Contributions under all accumulation Certificates with the same Annuitant would then total more than $1,500,000. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable Life annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

TRANSFER RULES (SEE SECTION 4.02): Transfers among the Investment Options may be made at any time during the Contract Year.

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals - You must provide withdrawal instructions indicating from which Investment Options the Lump Sum Withdrawal will be taken; Minimum Distribution Withdrawals - Unless you specify otherwise, Minimum Distribution Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount of the withdrawal required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Minimum Distribution Withdrawals - May be elected in the year in which you attain age 70 1/2 or at a later date. Minimum Distribution Withdrawals will be made annually.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $300; Minimum Distribution Withdrawals minimum - $250.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01): The death benefit is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit defined below.

Guaranteed Minimum Death Benefit

Annual Ratchet to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, on each Contract Date anniversary through the Annuitant's age 80, if the Annuity Account Value is greater than the current Guaranteed Minimum Death Benefit, the Guaranteed Minimum Death Benefit is reset to equal the Annuity Account Value. The Guaranteed Minimum Death Benefit is also adjusted for any subsequent Contributions and withdrawals.




No. 94ICB (Rev 12/00)                           Data page 4                (NAV)

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DATA PAGES (CONT'D)


Each withdrawal will cause a reduction in your current Guaranteed Minimum Death Benefit on a pro rata basis.

NORMAL FORM OF ANNUITY (SEE SECTION 7.04): The Normal Form of Annuity is Life Annuity 10 Year Period Certain or Joint and Survivor Life Annuity 10 Year Period Certain for annuitization ages up to age 79. For annuitization ages 80 and older, the following applies:

          Annuitization Age             Length of Period Certain
          -----------------             ------------------------
            80 through 81                            9
            82 through 83                            8
            84 through 86                            7
            87 through 89                            6
            90                                       5

The maximum annuitization age varies by issue age and is shown on Data page 1.

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be (1) the Annuity Account Value for any life annuity form or (2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years the amount applied will be no less than 95% of the Annuity Account Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): 6% per year

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.

WITHDRAWAL CHARGES (SEE SECTION 8.01):  None

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

Charges for State Premium and Other Applicable Taxes: A charge for applicable taxes, such as state or local premium taxes generally will be deducted from the amount applied to provide an Annuity Benefit under Section 7.02. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

The above charge will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. If there is insufficient value in the Investment Funds, all or a portion of the charge will be deducted from the Annuity Account Value with respect to the Guarantee Periods in order of the earliest Expiration Date(s) first.

NUMBER OF FREE TRANSFERS (SEE SECTION 8.03):  Unlimited

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):

Mortality and Expense Risks Charge:
                  Current and Maximum       Annual rate of 0.50% (equivalent to
                                              a daily rate of 0.0013698%).




No. 94ICB                                       Data page 5                (NAV)

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DATA PAGES (CONT'D)


PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE TO
          MARKET VALUE ADJUSTMENT TERMS (MVA ENDORSEMENT).


ALLOCATION RESTRICTIONS (SEE SECTION 3.01): If the Annuitant is age 76 or older, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the February 15th immediately following the Annuity Commencement Date.

TRANSFERS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): If no election is made with respect to amounts in the Guaranteed Period Account as of the Expiration Date, such amounts will be transferred into the Guarantee Period with the earliest Expiration Date.

MARKET VALUE ADJUSTMENT (MVA) ON TRANSFERS AND WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT): The MVA (positive or negative) resulting from a withdrawal or transfer of a portion of the amount in a Guarantee Period will be a percentage of the MVA that would be applicable upon a withdrawal of all of the Annuity Account Value from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by
(ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer.

TRANSFER RULES (SEE SECTION 4.02): Transfers may not be made to a Guarantee Period maturing in the current calendar year. Guarantee Periods to which transfers may be made are limited based on the attained age of the Annuitant (see Allocation Restrictions above).

MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%.

The current rate percentage we use in item (c) of the formula is 0.00%. For purposes of calculating the MVA only, we reserve the right to add up to 0.25% to such current rate percentage.

SEPARATE ACCOUNT (SEE ITEM 5 OF MVA ENDORSEMENT): The portion of the assets of Separate Account No. 46 equal to the reserves and other contract liabilities will not be chargeable with liabilities which arise out of any other business we conduct.




No. 94ICB                                       Data page 6                (NAV)
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                                               EQUITABLE ACCUMULATOR ADVISOR TSA

                                      DATA


PART A -- THIS PART LISTS YOUR PERSONAL DATA.


OWNER:      John Doe

ANNUITANT:  John Doe                                  Age: 61          Sex: Male

CONTRACT:  GROUP ANNUITY CONTRACT NO. AC 6727

CERTIFICATE NUMBER:                  00000

         ENDORSEMENTS ATTACHED:      Endorsement Applicable to TSA Certificates
                                     Beneficiary Endorsement
                                     Endorsement Applicable to Market Value
                                       Adjustment Terms
                                     Rider to Endorsement Applicable to Market
                                       Value Adjustment Terms

         ISSUE DATE:                   January 8, 2001

         CONTRACT DATE:                January 8, 2001

ANNUITY COMMENCEMENT DATE:             March 20, 2025


     THE MAXIMUM MATURITY AGE IS AGE 90 -- SEE SECTION 7.03.
     The Annuity Commencement Date may not be later than the Processing Date which follows the Annuitant's 90th birthday.

     However, if you choose a date later than age 70 1/2, distribution of at least the minimum payments required must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 (except as otherwise indicated in item 8 of the Endorsement Applicable to TSA Certificates).

GUARANTEED BENEFITS:  Guaranteed Minimum Death Benefit (Annual Ratchet to
                      Age 80)

BENEFICIARY:          Jane Doe




No. 94ICB (Rev 12/00)                           Data page 1                (NAV)

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DATA PAGES (CONT'D)


PART B -- THIS PART DESCRIBES CERTAIN PROVISIONS OF YOUR CERTIFICATE.

INITIAL CONTRIBUTION RECEIVED (SEE SECTION 3.02):  $25,000.00


INVESTMENT OPTIONS AVAILABLE (SEE PART II); YOUR ALLOCATION IS ALSO SHOWN.


INVESTMENT OPTIONS                                 ALLOCATION (SEE SECTION 3.01)
------------------                                 -----------------------------
o  Alliance Common Stock Fund                              $25,000.00
o  Alliance Conservative Investors Fund
o  Alliance Global Fund
o  Alliance Growth and Income Fund
o  Alliance Growth Investors Fund
o  Alliance High Yield Fund
o  Alliance Intermediate Government Securities Fund
o  Alliance International Fund
o  Alliance Money Market Fund
o  Alliance Small Cap Growth Fund
o  Capital Guardian Research Fund
o  Capital Guardian U.S. Equity Fund
o  EQ Equity 500 Index Fund
o  EQ International Equity Index Fund
o  EQ Small Company Index Fund
o  EQ/Aggressive Stock Fund
o  EQ/Alliance Premier Growth Fund
o  EQ/Alliance Technology Fund
o  EQ/AXP New Dimensions Fund
o  EQ/AXP Strategy Aggressive Fund
o  EQ/Evergreen Foundation Fund
o  EQ/Evergreen Fund
o  EQ/Janus Large Cap Growth Fund
o  EQ/Putnam Balanced Fund
o  EQ/Putnam Growth & Income Value Fund
o  FI Mid Cap Fund
o  FI Small/Mid Cap Value Fund
o  Mercury Basic Value Equity Fund
o  Mercury World Strategy Fund
o  MFS Emerging Growth Companies Fund
o  MFS Growth with Income Fund
o  MFS Research Fund
o  Morgan Stanley Emerging Markets Equity Fund
o  T. Rowe Price Equity Income Fund
o  T. Rowe Price International Stock Fund




No. 94ICB                                       Data page 2                (NAV)

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DATA PAGES (CONT'D)


                                                   ALLOCATION (SEE SECTION 3.01)
                                                   -----------------------------

o  GUARANTEE PERIODS (CLASS I)
     EXPIRATION DATE AND GUARANTEED RATE
     February 15, 2002
     February 15, 2003
     February 15, 2004
     February 15, 2005
     February 15, 2006
     February 15, 2007
     February 15, 2008
     February 15, 2009
     February 15, 2010
     February 15, 2011
                                                   -----------------------------
                                                   TOTAL:            $25,000.00


Investment Options shown are Investment Funds of our Separate Account No. 45 and Guarantee Periods shown are in the Guaranteed Period Account. See Endorsement Applicable to Market Value Adjustment Terms.

"TYPES" OF INVESTMENT OPTIONS (SEE SECTION 4.02):  Not applicable

GUARANTEED INTEREST ACCOUNT (SEE SECTION 2.01): Not available under this Certificate.

ANNUITY ACCOUNT VALUE (SEE SECTION 1.02): If a loan is outstanding, Annuity Account Value means the sum of the amounts in the Investment Options, plus any amount in the Loan Reserve Account.

BUSINESS DAY (SEE SECTION 1.05): A Business Day for this Certificate will mean generally any day on which the New York Stock Exchange is open for trading.

PROCESSING DATES (SEE SECTION 1.20): A Processing Date is each Contract Date anniversary.




No. 94ICB                                       Data page 3                (NAV)

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DATA PAGES (CONT'D)


ALLOCATION OF CONTRIBUTIONS (SEE SECTION 3.01): Your initial and any subsequent Contributions are allocated according to your instructions.

CONTRIBUTION LIMITS (SEE SECTION 3.02): The only Contributions we will accept are rollover and direct transfer Contributions described in the second sentence of item 5 in the Endorsement Applicable to TSA Certificates. We will not accept Contributions from employers. The second paragraph of item 5 in the Endorsement does not apply. Your initial Contribution must be at least $10,000. Subsequent rollover or direct transfer Contributions may be made in an amount of at least $1,000. Rollover and direct transfer Contributions may be made at any time until you attain age 84. However, any amount contributed after you attain age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer Contribution is made (see item 8 Required Minimum Distributions in Endorsement Applicable to TSA Certificates). We may refuse to accept any Contribution if the sum of all Contributions under all accumulation Certificates with the same Annuitant would then total more than $1,500,000. We may also refuse to accept any Contribution if the sum of all Contributions under all Equitable annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

TRANSFER RULES (SEE SECTION 4.02): Transfers among the Investment Options may be made at any time during the Contract Year.

ALLOCATION OF WITHDRAWALS (SEE SECTION 5.01): Lump Sum Withdrawals - You must provide withdrawal instructions indicating from which Investment Options the Lump Sum Withdrawal will be taken; Minimum Distribution Withdrawals - Unless you specify otherwise, Minimum Distribution Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount of the withdrawal required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.

WITHDRAWAL RESTRICTIONS (SEE SECTION 5.01): Minimum Distribution Withdrawals - May be elected in the year in which you attain age 70 1/2 or at a later date. Minimum Distribution Withdrawals will be made annually.

MINIMUM WITHDRAWAL AMOUNT (SEE SECTION 5.01): Lump Sum Withdrawals minimum - $300; Minimum Distribution Withdrawals minimum - $250.

MINIMUM AMOUNT OF ANNUITY ACCOUNT VALUE AFTER A WITHDRAWAL (SEE SECTION 5.02):
Requests for a withdrawal must be for either (a) 90% or less of the Cash Value or (b) 100% of the Cash Value (surrender of the Certificate).

If there is a loan outstanding, the amount withdrawn will be limited such that the Cash Value remaining after a withdrawal is equal to at least 10% of the outstanding loan amount.




No. 94ICB                                       Data page 4                (NAV)

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DATA PAGES (CONT'D)


We will NOT exercise our rights, described in Sections 5.02(b) and 5.02(c), to terminate the Certificate.

DEATH BENEFIT AMOUNT (SEE SECTION 6.01):

The death benefit is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit defined below.

Guaranteed Minimum Death Benefit

Annual Ratchet to Age 80 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial Contribution. Thereafter, on each Contract Date anniversary through your age 80, if the Annuity Account Value is greater than the current Guaranteed Minimum Death Benefit, the Guaranteed Minimum Death Benefit is reset to equal the Annuity Account Value. The Guaranteed Minimum Death Benefit is also adjusted for any subsequent Contributions and withdrawals. The Guaranteed Minimum Death Benefit will be reduced by any outstanding loan balance and accrued interest.

Each withdrawal will cause a reduction in your current Guaranteed Minimum Death Benefit on a pro rata basis.

NORMAL FORM OF ANNUITY (SEE SECTION 7.04): The Normal Form of Annuity is Life Annuity 10 Year Period Certain or Joint and Survivor Life Annuity 10 Year Period Certain for annuitization ages up to age 79. For annuitization ages 80 and older, the following applies:

          Annuitization Age              Length of Period Certain
          -----------------              ------------------------
            80 through 81                             9
            82 through 83                             8
            84 through 86                             7
            87 through 89                             6
            90                                        5

The maximum annuitization age varies by issue age and is shown on Data page 1.

AMOUNT OF ANNUITY BENEFIT (SEE SECTION 7.05): The amount applied to provide the Annuity Benefit will be (1) the Annuity Account Value for any life annuity form or (2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years the amount applied will be no less than 95% of the Annuity Account Value.

INTEREST RATE TO BE APPLIED IN ADJUSTING FOR MISSTATEMENT OF AGE OR SEX (SEE
SECTION 7.06): 6% per year

MINIMUM AMOUNT TO BE APPLIED TO AN ANNUITY (SEE SECTION 7.06): $2,000, as well as minimum of $20 for initial monthly annuity payment.




No. 94ICB (Rev 1200)                            Data page 5                (NAV)

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DATA PAGES (CONT'D)


WITHDRAWAL CHARGES (SEE SECTION 8.01):  None

CHARGES DEDUCTED FROM ANNUITY ACCOUNT VALUE (SEE SECTION 8.02):

Charges for State Premium and Other Applicable Taxes: A charge for applicable taxes, such as state or local premium taxes generally will be deducted from the amount applied to provide an Annuity Benefit under Section 7.02. In certain states, however, we may deduct the charge from Contributions rather than at the Annuity Commencement Date.

The above charge will be deducted from the Annuity Account Value in the Investment Funds on a pro rata basis. If there is insufficient value in the Investment Funds, all or a portion of the charge will be deducted from the Annuity Account Value with respect to the Guarantee Periods in order of the earliest Expiration Date(s) first.

NUMBER OF FREE TRANSFERS (SEE SECTION 8.03):  Unlimited

DAILY SEPARATE ACCOUNT CHARGES (SEE SECTION 8.04):

Mortality and Expense Risks Charge:
                 Current and Maximum        Annual rate of 0.50% (equivalent to
                                            a daily rate of 0.0013698%).




No. 94ICB                                        Data page 6               (NAV)

[GRAPHIC OF WORD "SPECIMEN"]

PART C -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE TO MARKET VALUE ADJUSTMENT TERMS (MVA ENDORSEMENT).


ALLOCATION RESTRICTIONS (SEE SECTION 3.01): If you are age 76 or older, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the February 15th immediately following the Annuity Commencement Date.

TRANSFERS AT EXPIRATION DATE (SEE ITEM 1 OF MVA ENDORSEMENT): If no election is made with respect to amounts in the Guaranteed Period Account as of the Expiration Date, such amounts will be transferred into the Guarantee Period with the earliest Expiration Date.

MARKET VALUE ADJUSTMENT (MVA) ON TRANSFERS AND WITHDRAWALS (SEE ITEM 2 OF MVA ENDORSEMENT): The MVA (positive or negative) resulting from a withdrawal or transfer of a portion of the amount in a Guarantee Period will be a percentage of the MVA that would be applicable upon a withdrawal of all of the Annuity Account Value from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by
(ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer.

TRANSFER RULES (SEE SECTION 4.02): Transfers may not be made to a Guarantee Period maturing in the current calendar year. Guarantee Periods to which transfers may be made are limited based on your attained age (see Allocation Restrictions above).

MVA FORMULA (SEE ITEM 3 OF MVA ENDORSEMENT): The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%.

The current rate percentage we use in item (c) of the formula is 0.00%. For purposes of calculating the MVA only, we reserve the right to add up to 0.25% to such current rate percentage.

SEPARATE ACCOUNT (SEE ITEM 5 OF MVA ENDORSEMENT): The portion of the assets of Separate Account No. 46 equal to the reserves and other contract liabilities will not be chargeable with liabilities which arise out of any other business we conduct.




No. 94ICB                                       Data page 7                (NAV)

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DATA PAGES (CONT'D)


PART D -- THIS PART LISTS THE TERMS WHICH APPLY TO THE ENDORSEMENT APPLICABLE TO
          TSA CERTIFICATES (TSA ENDORSEMENT).


LOAN RESERVE ACCOUNT (SEE ITEM 10(D) OF TSA ENDORSEMENT): On the Loan Effective Date, we will transfer to the Loan Reserve Account only an amount equal to the amount of the loan (instead of 110% of such amount, as described in the TSA Endorsement).

DEFAULT (SEE ITEM 10(G) OF TSA ENDORSEMENT): By each repayment date, if the amount of the loan payment is less than the amount due or the loan payment is not received at our Processing Office, pursuant to our rights described in the TSA Endorsement, we will treat the amount of the unpaid balance of the loan at that time, including interest due but not paid, as a deemed distribution for Federal income tax purposes.




No. 94ICB                                       Data page 8                (NAV)